                                                                Sub-Item 77Q1(a)

                                AMENDMENT NO. 12
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

        This Amendment No. 12 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust") amends, effective December 1, 2011, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to remove the following series portfolios: Invesco Municipal Fund, Invesco Tax-Exempt Securities Fund, Invesco Van Kampen California Insured Tax Free Fund and Invesco Van Kampen Insured Tax Free Income Fund;

        NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 1, 2011.

                                                By:  /s/ John M. Zerr
                                                       ----------------------
                                                Name:  John M. Zerr
                                                Title: Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
--------------------------------------------  --------------------------
Invesco High Income Municipal Fund            Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Tax-Exempt Cash Fund                  Class A Shares
                                              Class Y Shares
                                              Investor Class Shares

Invesco Tax-Free Intermediate Fund            Class A Shares
                                              Class A2 Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen High Yield Municipal Fund  Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen Intermediate Term
Municipal Income Fund                         Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares



PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
--------------------------------------------  --------------------------
Invesco Van Kampen Municipal Income Fund      Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen New York Tax Free
Income Fund                                   Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares"